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                  ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD

                                  COMMON SHARES
                           (PAR VALUE $0.03 PER SHARE)

                               -----------------

                             UNDERWRITING AGREEMENT

                            -------------------------


                                                                 July [__], 2006

Goldman, Sachs & Co.,
 As Representative of the several Underwriters
  named in Schedule I hereto,
c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004

Thomas Weisel Partners LLC
 As the Qualified Independent Underwriter
One Montgomery Street, Suite 3700
San Francisco, CA 94104

Ladies and Gentlemen:

         Allied World Assurance Company Holdings, Ltd, a company incorporated under the laws of Bermuda (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in
Schedule I hereto (the "Underwriters") an aggregate of 8,800,000 voting common shares, par value $0.03 per share (the "Common Shares"), of the Company and, at the election of the Underwriters, up to 1,320,000 additional Common Shares of the Company. The aggregate of 8,800,000 Common Shares to be sold by the Company is herein called the "Firm Shares" and the aggregate of 1,320,000 additional shares to be sold by the Company is herein called the "Optional Shares." The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Shares".

         The Company and the Underwriters, in accordance with the requirements of Rule 2720 ("Rule 2720") of the NASD and subject to the terms and conditions stated herein, also hereby confirm the engagement of the services of Thomas Weisel Partners LLC (the "Independent Underwriter") as a "qualified independent underwriter" within the meaning of Rule 2720(b)(15) in connection with the offering and sale of the Shares.

         As part of the offering contemplated by this Agreement, Citigroup Global Markets Inc. has agreed to reserve out of the Shares set forth opposite its name on Schedule I to this


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Agreement, up to 5% of the Shares, for sale to the Company's employees, officers, and directors and other parties associated with the Company (collectively, "Participants"), as set forth in the Prospectus under the heading "Underwriting" (the "Directed Share Program"). The Shares to be sold by Citigroup Global Markets Inc. pursuant to the Directed Share Program (the "Directed Shares") will be sold by Citigroup Global Markets Inc. pursuant to this Agreement at the public offering price. Any Directed Shares not orally confirmed for purchase by any Participants by 8:00 A.M. New York City time on the business day following the date on which this Agreement is executed will be offered to the public by Citigroup Global Markets Inc. as set forth in the Prospectus.

         1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters and the Independent Underwriter that:

                  (i) A registration statement on Form S-1 (File No. 333-132507) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to our knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations under the Act, is hereinafter called a "Preliminary Prospectus"); the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the Preliminary Prospectus relating to the Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(a)(iii) hereof) is hereinafter called the "Pricing Prospectus"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; and any "issuer free writing prospectus" as defined in Rule 433 under the Act relating to the Shares is hereinafter called an "Issuer Free Writing Prospectus";

                  (ii) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided,


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         however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. or by the Independent Underwriter expressly for use therein;


                  (iii) For the purposes of this Agreement, the "Applicable Time" is [ : m] (Eastern time) on [ ], 2006; the Pricing Prospectus as supplemented by the Issuer Free Writing Prospectuses and other documents listed in Schedule II(A) hereto, taken together (collectively, the "Pricing Disclosure Package") as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on
         Schedule II(A) or Schedule II(B) hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. or by the Independent Underwriter expressly for use therein;

                  (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. or by the Independent Underwriter expressly for use therein;

                  (v) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in each of the Pricing Prospectus and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been any change in the capital stock (other than pursuant to employee stock option and incentive plans that are described in the Pricing Prospectus and the Prospectus) or the capital or surplus or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in each of the Pricing Prospectus and the Prospectus;


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                  (vi) The Company and its subsidiaries do not own any real
         property; the Company and its subsidiaries have good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in each of the Pricing Prospectus and the Prospectus and would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the current or future consolidated financial position, shareholders' equity, assets or results of operations of the Company and its subsidiaries (a "Material Adverse Effect"); and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                  (vii) The Company has been duly incorporated and is validly existing as a company in good standing under the laws of Bermuda, with power and authority (corporate and other) to own its properties and conduct its business as described in each of the Pricing Prospectus and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except to the extent that the failure to be so qualified in any such jurisdiction would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in each of the Pricing Prospectus and the Prospectus, and each subsidiary of the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except to the extent that the failure to be so qualified in any such jurisdiction would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                  (viii) The Company has an authorized capitalization as set forth in each of the Pricing Prospectus and the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the share capital contained in the Pricing Prospectus and Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; except as described in the Pricing Prospectus under the captions "Certain Relationships and Related Party Transactions" and "Description of our Share Capital", the holders of outstanding shares of the Company are not entitled to preemptive or other rights to acquire the Shares; except as described in each of the Pricing Prospectus and the Prospectus under the captions "Certain Relationships and Related Party Transactions" and "Description of our Share Capital", there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, the Shares or any other class of shares of the Company; except as described in each of the Pricing Prospectus and the Prospectus under the captions "Certain Relationships and Related Party Transactions" and "Description of our Share Capital", there are no restrictions on subsequent transfers of the Shares under the laws of Bermuda or the United States;


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


         and except as described in each of the Pricing Prospectus and the Prospectus under the captions "Certain Relationships and Related Party Transactions" and "Description of our Share Capital", no party has the right to require the Company to register securities;

                  (ix) The unissued Common Shares to be issued and sold by the Company to the Underwriters have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the share capital contained in each of the Pricing Prospectus and the Prospectus;

                  (x) All consents, approvals, authorizations, orders, registrations, clearances and qualifications of or with any court or governmental agency or body or any stock exchange authorities (hereinafter referred to as a "Governmental Agency") having jurisdiction over the Company or any of its subsidiaries or any of their properties (hereinafter referred to as "Governmental Authorizations") required for the sale of the Shares hereunder and for the execution and delivery by the Company of this Agreement to be duly and validly authorized have been obtained or made and are in full force and effect, except to the extent as such would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                  (xi) The issue and sale of the Shares to be sold by the Company and the compliance by the Company with this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give rise to a right of termination under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except to the extent as such would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, nor will such action result in any violation of the provisions of the bye-laws (including the amended Bye-Laws of the Company (the "New Bye-Laws") which are described in each of the Pricing Prospectus and the Prospectus as becoming effective as of the First Time of Delivery, as hereinafter defined) or memorandum of association or any other organizational documents of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or Governmental Agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or Governmental Agency or body is required for the issue and sale of the Shares, the effectiveness of the New Bye-Laws, or the consummation by the Company of the transactions contemplated by this Agreement, except
         (A) the registration under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") of the Shares, (B) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky in connection with the purchase and distribution of the Shares by the Underwriters, (C) the filing of the Prospectus under the Bermuda Companies Act 1981 in connection with the sale of the Shares and (D) such consents, approvals, authorizations, registrations or qualifications as may be required and have been obtained from the Bermuda Monetary Authority;

                  (xii) There is no contract, document or other agreement required to be described in the Registration Statement, the Pricing Prospectus or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Act. Each description of a contract, document or other agreement in the Registration


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         Statement, Pricing Prospectus and the Prospectus accurately reflects in all material respects the terms of the underlying contract, document or other agreement. Each contract, document or other agreement described in the Registration Statement, Pricing Prospectus and Prospectus or listed in the exhibits to the Registration Statement (such listed contracts, documents and other agreements, collectively, the "Filed Agreements") to which the Company or a subsidiary of the Company is a party is in full force and effect and is valid and enforceable by and against the Company or such subsidiary, as the case may be, in accordance with its terms, except to the extent as such would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries, if a subsidiary is a party, nor to the Company's knowledge, any other party, is in default in the observance or performance of any term or obligation to be performed by it under any Filed Agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default;

                  (xiii) Neither the Company nor any of its subsidiaries is in violation of its bye-laws or memorandum of association or any other organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or to which it is bound or to which any of the property of the Company or any of its subsidiaries is subject, except for such defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and, the New Bye-Laws will have been duly authorized and adopted, and will be in effect, as of the First Time of Delivery;

                  (xiv) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to Bermuda or any political subdivision or taxing authority thereof or therein in connection with
         (A) the sale and delivery by the Company of the Shares to or for the respective accounts of the Underwriters or (B) the sale and delivery outside Bermuda by the Underwriters of the Shares to the initial purchasers thereof; and no registration, documentary, recording, transfer or other similar tax, fee or charge by any Bermuda government authority is payable in connection with the execution, delivery, filing, registration or performance of this Agreement;

                  (xv) Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

                  (xvi) The statements set forth in each of the Pricing Prospectus and Prospectus under the captions "Regulatory Matters", "Principal Shareholders", "Certain Relationships and Related Party Transactions", "Description of Our Share Capital", "Certain Tax Considerations" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

                  (xvii) Other than as set forth in each of the Pricing Prospectus and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and,

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         to the best of the Company's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

                  (xviii) The financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its subsidiaries on a consolidated basis as of the dates indicated and the results of operations, shareholders' equity and cash flows of the Company and its subsidiaries on a combined basis for the periods indicated. Such financial statements have been prepared in conformity with generally accepted accounting principles in the United States ("GAAP") applied on a consistent basis throughout the periods involved. The financial statement schedules, if any, included in the Registration Statement present fairly the information required to be stated therein. The selected financial data included in the Pricing Prospectus present fairly the information shown therein and have been compiled on a basis consistent in all material respects with that of the audited financial statements included in the Registration Statement, as the case may be; no other financial statements or supporting schedules are required to be included in the Registration Statement, the Pricing Prospectus or the Prospectus;

                  (xix) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (xx) The Company has all requisite corporate power and authority to enter into this Agreement and the Registration Rights Agreement, dated [ ], 2006 (the "Registration Rights Agreement"), among the Company and the shareholders named therein; and each of this Agreement and the Registration Rights Agreement have been duly authorized, and validly executed and delivered by the Company and the Registration Rights Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The Shareholders Agreement, dated November 21, 2001, including all amendments thereto, among the Company and the shareholders named therein (the "Shareholders Agreement") will be terminated on or prior to the First Time of Delivery;

                  (xxi) Each of the Company and its subsidiaries is a holding company or is duly licensed as an insurer or reinsurer, as the case may be, under the insurance laws (including laws that relate to companies that control insurance companies) and the rules, regulations and interpretations of the insurance regulatory authorities thereunder (collectively, "Insurance Laws"), of each jurisdiction in which the conduct of its business requires such licensing. Each of the Company and its subsidiaries has made all required filings under applicable holding company statutes or other Insurance Laws in each jurisdiction where such filings are required. Each of the Company and its subsidiaries has all other necessary authorizations, approvals, orders, consents, certificates, permits, registrations, qualifications and other concessions of and from all insurance regulatory authorities necessary to conduct their respective businesses as described in each of the Pricing Prospectus and the Prospectus and all of the foregoing are in full force and effect; none of the Company or any of its subsidiaries has received any notification from any insurance regulatory authority or other governmental authority in the United States, Bermuda, Ireland, the United Kingdom or elsewhere to the effect that any additional authorization, approval, order, consent, certificate, permit, registration, qualification or concession is needed to be obtained by either the Company or any of its subsidiaries; and no insurance regulatory authority has issued any order or decree impairing, restricting or prohibiting the payment of dividends by the Company or any of its subsidiaries;


                  (xxii) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, services marks and trade names (collectively, the "Intellectual Property") necessary for the Company and its subsidiaries to be able to conduct their respective businesses as described in each of the Pricing Prospectus and the Prospectus, except where the failure to own or possess or have the right to use such Intellectual Property would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and none of the Company or its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing;

                  (xxiii) Except as could not reasonably be expected to result in a Material Adverse Effect, each of the Company and its subsidiaries has filed all statutory financial returns, reports, documents and other information required to be filed pursuant to the applicable Insurance Laws of the United States and the various states thereof, Bermuda, Ireland, the United Kingdom and each other jurisdiction applicable thereto, and has duly paid all taxes (including franchise taxes and similar fees) it is required to have paid under the applicable Insurance Laws of the United States and the various states thereof, Bermuda, Ireland, the United Kingdom and each other jurisdiction applicable thereto; and, except as could not reasonably be expected to result in a Material Adverse Effect, each of the Company and its subsidiaries maintains its books and records in accordance with, and is otherwise in compliance with, the applicable Insurance Laws of the United States and the various states thereof, Bermuda, Ireland, the United Kingdom and each other jurisdiction applicable thereto;

                  (xxiv) Any tax returns required to be filed by the Company or any of its subsidiaries in any jurisdiction have been filed, except where the failure to file would not, individually or in the aggregate, have a Material Adverse Effect, and any taxes, including any withholding taxes, excise taxes, penalties and interest, assessments and fees and other charges due or claimed to be due from such entities have been paid, other than any of those being contested in good faith and for which adequate reserves have been provided or any of those currently payable without penalty or interest or those that could not reasonably be expected to result in a Material Adverse Effect;

                  (xxv) Each of the Company, Allied World Assurance Company, Ltd ("AWAC") and Allied World Assurance Holdings (Ireland) Ltd ("Allied Ireland") has received from the Bermuda Minister of Finance an assurance under The Exempted Undertakings Tax Protection Act, 1966 of Bermuda to the effect set forth in each of the Pricing Prospectus and the Prospectus under the caption "Certain Tax Considerations" and neither the Company, AWAC nor Allied Ireland have received any notification to the effect (and is not otherwise aware) that such assurance may be revoked or otherwise not honored by the Bermuda government. There is no Bermuda income, corporation or profits tax, withholding tax, capital gains tax, estate duty or inheritance tax payable by the Company, any of its subsidiaries or any Underwriter, except where such Underwriter is ordinarily resident in Bermuda or resident in Bermuda for exchange control purposes;

                  (xxvi) The Company and its subsidiaries have not taken, and have no plan or intention to take, directly or indirectly, any action that would or would be reasonably expected to cause or result in (A) the Company and/or any of AWAC, Allied Ireland, Allied World Assurance Company (Europe) Limited ("Allied Europe") and Allied World Assurance Company (Reinsurance) Limited ("Allied Re" and, together with AWAC, Allied Ireland and Allied Europe, "Non-U.S. Subsidiaries") being treated as engaged in a trade or business within the United States for purposes of the Internal Revenue Code of 1986, as amended (the "Code"),
         (B) the Company and/or any Non-U.S. Subsidiary being treated as a passive foreign investment company within the meaning of section 1297 of the Code, (C) the Company and/or any non-U.S. Subsidiary being treated as a controlled foreign corporation within the meaning of section 957 of the Code or (D) any shareholder of the Company having "related party insurance income" inclusions for U.S. federal income tax purposes as a result of being a shareholder of the Company;

                  (xxvii) There are no currency exchange control laws or withholding taxes, in each case of Bermuda, Ireland or the United Kingdom (or any political subdivision or taxing authority thereof), that would be applicable to the payment of dividends (A) on the Shares by the Company (other than as may apply to residents of Bermuda for Bermuda exchange control purposes) or (B) by any of the Company's subsidiaries to the Company. The Bermuda Monetary Authority has designated the Company as nonresident for exchange control purposes and has granted permission for the issue and subsequent transfer of the Shares, subject to the condition that the Common Shares of the Company shall be listed on the New York Stock Exchange (the "Exchange") or any other appointed stock exchange. Such permission has not been revoked and is in full force and effect, and the Company is not aware of any proceedings planned or threatened for the revocation of such permission. The Company is an "exempted company" under Bermuda law and has not (A) acquired and does not hold any land in Bermuda, other than that held by way of lease or tenancy for terms of not more than 50 years, without the express authorization of the Bermuda legislature,
         (B) taken mortgages on land in Bermuda to secure an amount in excess of $50,000, without the consent of the Bermuda Minister of Finance, (C) acquired any bonds or debentures secured by any land in Bermuda (other than certain types of Bermuda government securities), or (D) conducted their business in a manner that is prohibited for "exempted companies" under Bermuda law. The Company has not received notification from the Bermuda Monetary Authority or any other Bermuda governmental authority of proceedings relating to the modification or revocation of its designation as nonresident for exchange control purposes, its permission to issue and transfer the Shares, or its status as an "exempted company";

                  (xxviii) The Company has validly and irrevocably submitted to the non-exclusive jurisdiction of any United States federal or State court in the Borough of Manhattan, the City of New York, State of New York (a "New York Court") with respect to suits, actions or proceedings brought by any Underwriter or by any person who controls such Underwriter within the meaning of either Section 15 of the Act or
         Section 20 of the Exchange Act against the Company arising out of or in connection with violations of United States federal securities laws relating to offers and sales of the Shares, has validly and irrevocably waived, to the fullest extent permitted by law, any objections that it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any New York Court based on or arising under this Agreement or any claims that any such suit, action or proceeding brought in any New York Court has been brought in an inconvenient forum, and has duly and irrevocably appointed CT

         Corporation as its agent to receive service of process with respect to actions arising out of or in connection with any such suit, action or proceeding; and service of process effected in the manner set forth in
         Section 17 of this Agreement will be effective under the laws of Bermuda to confer personal jurisdiction over the Company;

                  (xxix) Deloitte & Touche, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

                  (xxx) No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company on the one hand, and any former or current director, officer, shareholder, broker, customer or supplier of any of them, on the other hand, which is required by the Act or the rules and regulations thereunder to be described in the Registration Statement, the Pricing Prospectus and the Prospectus which is not so described or is not described as required; there are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any affiliate of the Company to or for the benefit of any of the executive officers or directors of the Company or any affiliate of the Company or any of their respective family members;

                  (xxxi) The Company and its consolidated subsidiaries maintain a system of internal control over financial reporting that is sufficient to provide reasonable assurances that (A) material transactions are executed in accordance with management's authorization; (B) material transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
         (C) material access to assets is permitted only in accordance with management's authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) material information relating to the Company and its consolidated subsidiaries is promptly made known to the officers responsible for establishing and maintaining the system of internal accounting controls; the Company's internal control over financial reporting will be effective in all material respects at the time required by the Exchange Act and the Company is not aware of any material weakness in its internal control over financial reporting;

                  (xxxii) The Company and its consolidated subsidiaries employ disclosure controls and procedures that comply or will comply at the time required by the Exchange Act in all material respects with the requirements of the Exchange Act, such disclosure controls are designed to ensure that, from and after the First Time of Delivery, information required to be disclosed by the Company in the reports that it will file or submit under the Exchange Act will be recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms, and will be accumulated and communicated to the Company's management, including its principal executive officer or officers and principal financial officer or officers, as appropriate to allow timely decisions regarding disclosure; such disclosure controls and procedures are effective to provide reasonable assurance that information required to be disclosed by the Company in reports filed or submitted by the Company under the Exchange Act is recorded, processed, summarized and reported as specified in the Commission's rules and forms;

                  (xxxiii) There are no transactions, arrangements and other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 under the Act) and any unconsolidated entity, including, but not limited to, any structural finance, special purpose or limited purpose entity (each, an "Off Balance Sheet Transaction") that could reasonably be expected to affect materially the Company's liquidity or the availability of or requirements for its capital resources, including those Off Balance Sheet Transactions described in the Commission's Statement about Management's Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos. 33-8056; 34-45321; FR-61), required to be described in the Prospectus which have not been described as required; and

                  (xxxiv) At the time of filing the Initial Registration Statement, the Company was not and is not an "ineligible issuer" as defined under Rule 405 under the Act.

         Furthermore, the Company represents and warrants to Citigroup Global Markets Inc. that (i) the Registration Statement, the Prospectus, any Preliminary Prospectus and any Issuer Free Writing Prospectuses comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus or any Preliminary Prospectus and any Issuer Free Writing Prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and that (ii) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities laws and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States. The Company has not offered, or caused the Underwriters to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

         2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per Share of $ [ ], the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by the Company by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from the Company hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price per Share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

         The Company hereby grants to the Underwriters the right to purchase at their election up to 1,320,000 Optional Shares, at the purchase price per Share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm Shares.

Any such election to purchase Optional Shares shall be made in proportion to the number of Optional Shares to be sold by the Company. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 5 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         4. (a) The Company hereby confirms its engagement of the services of the Independent Underwriter as, and the Independent Underwriter hereby confirms its agreement with the Company to render services as, a "qualified independent underwriter" within the meaning of Rule 2720(b)(15) (a "QIU") with respect to the offering and sale of the Shares.

         (b) The Independent Underwriter hereby represents and warrants to, and agrees with, the Company and the Underwriters that with respect to the offering and sale of the Shares as described in the Prospectus:

                  (i) The Independent Underwriter constitutes a "qualified independent underwriter" within the meaning of Rule 2720(b)(15);

                  (ii) The Independent Underwriter has participated in the preparation of the Registration Statement, the Pricing Prospectus and the Prospectus and has exercised the usual standards of "due diligence" in respect thereto;

                  (iii) The Independent Underwriter has undertaken the legal responsibilities and liabilities of an underwriter under the Act specifically including those inherent in Section 11 thereof; and

                  (iv) Based upon (A) a review of the Company, including an examination of the Registration Statement, information regarding the earnings, assets, capital structure and growth rate of the Company and other pertinent financial and statistical data, (B) inquiries of and conferences with the management of the Company and its counsel and independent public accountants regarding the business and operations of the Company, (C) consideration of the industry in which the Company competes, estimates of the business potential of the Company, assessments of its management, the general condition of the securities markets, market prices of the capital stock and debt securities of, and financial and operating data concerning, companies believed by the Independent Underwriter to be comparable to the Company and the demand for securities of comparable companies similar to the Shares, and (D) such other studies, analyses and investigations as the Independent Underwriter has deemed appropriate, and assuming that the offering and sale of the Shares is made as contemplated herein and in the Prospectus, the Independent Underwriter recommends, as of the date of the execution and delivery of this Agreement, that based on [ ], the initial public offering price for each share be not more than $[ ].

         (c) The Independent Underwriter hereby agrees with the Company and the Underwriters that, as part of its services hereunder, in the event of any amendment or supplement to the Prospectus, the Independent Underwriter will render services as a "qualified independent underwriter" within the meaning of Rule 2720(b)(15) with respect to the offering and sale of the Shares as described in the Prospectus as so amended or supplemented that are substantially the same as those services being rendered with respect to the offering and sale of the Shares as described in the Prospectus (including those described in subsection (b) above).

         (d) The Company, the Underwriters and the Independent Underwriter agree to comply in all material respects with all of the requirements of Rule 2720 applicable to them in connection with the offering and sale of the Shares. The Company agrees to cooperate with the Underwriters and the Independent Underwriter to enable the Underwriters to comply with Rule 2720 and the Independent Underwriter to perform the services contemplated by this Agreement.

         (e) As compensation for the services of the Independent Underwriter hereunder, the Company agrees to pay the Independent Underwriter $10,000 at the Time of Delivery. In addition, the Company agrees promptly to reimburse the Independent Underwriter for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with this Agreement and the services to be rendered hereunder.

         5. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' notice to the Company shall be delivered by or on behalf of the Company to Goldman, Sachs & Co., through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of federal (same-day) funds to the account specified by the Company and the Custodian to Goldman, Sachs & Co. at least forty-eight hours in advance. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on [ ], 2006 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

         (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 9 hereof, including the cross-receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 9 hereof will be delivered at the offices of Fried, Frank, Harris, Shriver & Jacobson LLP, One New York Plaza, New York, NY 10004 (the "Closing Location"), and the Shares will be delivered at the Designated Office all at such Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 5, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         6. The Company agrees with each of the Underwriters and with the Independent Underwriter:

         (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you and the Independent Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you and the Independent Underwriter copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise you and the Independent Underwriter, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its reasonable best efforts to obtain the withdrawal of such order;

         (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

         (c) Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters and the Independent Underwriter with written and electronic copies of the Prospectus in New York City in such quantities as you and the Independent Underwriter may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

         (d) To make generally available to its shareholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule
158);

         (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (the "Lock-Up Period"), not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose, except as provided hereunder, of any securities of the Company that are substantially similar to the Shares, including but not limited to any options or warrants to purchase Common Shares or any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Shares or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without the prior written consent of Goldman, Sachs & Co.; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless Goldman, Sachs & Co. waives, in writing, such extension; the Company will provide the representatives and any co-managers and each shareholder subject to the Lock-Up Period pursuant to the lockup letters described in Section 9(k) with prior notice of any such announcement that gives rise to an extension of the Lock-up Period;

         (f) To furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail, other than such reports and financial statements that are publicly available on the Commission's EDGAR system;

         (g) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (A) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed, other than such reports and financial statements that are publicly available on the Commission's EDGAR system; and (B) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

         (h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Pricing Prospectus under the caption "Use of Proceeds";

         (i) Not to (and to cause its subsidiaries not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale or the Shares;

         (j) To use its reasonable best efforts to list, subject to notice of issuance, the Shares on the Exchange;

         (k) To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act;

         (l) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and

         (m) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the "License"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

         7. (a) The Company represents and agrees that, without the prior consent of Goldman, Sachs & Co., it has not made and will not make any offer relating to the Shares that would constitute a "free writing prospectus" as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and Goldman, Sachs & Co., it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and Goldman, Sachs & Co. is listed on Schedule II(A) or Schedule II(B) hereto;

         (b) The Company and each Underwriter represent and agree that they have not made any offer relating to the Shares that would constitute a "free writing prospectus" as defined in Rule 405 under the Act, other than a free-writing prospectus which has been provided to the Independent Underwriter. Any such free writing prospectus the use of which has been consented to by the Company and Goldman, Sachs & Co. is listed on Schedule II(A) or Schedule II(B) hereto;

         (c) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show;

         (d) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to Goldman, Sachs & Co. and, if requested by Goldman, Sachs & Co., will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. or by the Independent Underwriter expressly for use therein.

         8. (a) The Company covenants and agrees with the several Underwriters and the Independent Underwriter that the Company will pay the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto including the expenses of any special audits and/or "cold comfort" letters required by or incident to the performance of the accountants and the mailing and delivering of copies thereof to the Underwriters, the Independent Underwriter and dealers; (ii) the cost of printing or preparing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum and any other documents or agreements in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in
Section 6(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky surveys; (iv) all fees and expenses in connection with listing the Shares on the Exchange; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the sale of the Shares; (vi) all Commission and stock exchange registration and filing fees; (vii) the cost of preparing stock certificates; (viii) the fees and expenses payable to the Independent Underwriter; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 8. Except as provided in this Section 8, and Sections 11 and 14 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

         (b) The Company agrees to pay (i) all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program, (ii) all costs and expenses incurred by the Underwriters in connection with the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of copies of the Directed Share Program material and (iii) all stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program.

         Furthermore, the Company covenants with Citigroup Global Markets Inc. that the Company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

         9. The respective obligations of the Underwriters and the Independent Underwriter hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed and the following additional conditions:

         (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with
Section 6(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Act; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

         (b) Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, in a form or forms acceptable to you, and such counsel shall have received such papers and information as they may reasonably request to enable them to render such opinion or opinions;

         (c) Willkie Farr & Gallagher LLP, counsel for the Company, shall have furnished to you their written opinion (a form of such opinion is attached as Annex II(a) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) Assuming this Agreement has been duly authorized, executed and delivered by the Company under Bermuda law, this Agreement has been duly authorized, executed and delivered by the Company;

                  (ii) Each of Allied World Assurance Company (U.S.) Inc. ("AWAC US") and Newmarket Underwriters Insurance Company ("Newmarket") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to conduct its business as described in the Prospectus;

                  (iii) All of the issued shares of capital stock of each of AWAC US and Newmarket have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                  (iv) Under the laws of the State of New York relating to submission to jurisdiction, pursuant to Section 17 of the Agreement,
         (A) the Company has validly and irrevocably submitted to the non-exclusive jurisdiction of any New York Court, and has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and (B) the Company has validly and irrevocably appointed the Authorized Agent (as defined herein) as its authorized agent for the purpose and to the extent described in Section 17 hereof, and service of process effected on such agent in the manner set forth in
         Section 17
         hereof will be effective to confer valid personal jurisdiction over the Company assuming, in each of clauses (A) and (B), the due authorization, execution and delivery of this Agreement by the Underwriters and with respect to the Company, the validity of such actions under Bermuda law;

                  (v) To counsel's knowledge and other than as set forth in each of the Pricing Prospectus and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

                  (vi) The issuance and sale of the Shares being delivered at such Time of Delivery to be sold by the Company, and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give rise to a right of termination under, any of the Filed Agreements (except such as would not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), or any statute or any order, rule or regulation known to such counsel of any Governmental Agency of the United States or the State of New York having jurisdiction over the Company or any of its subsidiaries or any of their properties;

                  (vii) No Governmental Authorization of the United States or the State of New York is required for the issuance and sale of the Shares being delivered at such Time of Delivery to be sold by the Company, or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities, Blue Sky or insurance securities laws in connection with the purchase and distribution of the Shares by the Underwriters;

                  (viii) The statements set forth in each of the Pricing Prospectus and the Prospectus under the captions "Regulatory Matters--United States", insofar as they purport to describe the provisions of the insurance laws referred to therein, are accurate, complete and fair;

                  (ix) The statements set forth in each of the Pricing Prospectus and the Prospectus under the captions "Principal Shareholders", "Certain Relationships and Related Party Transactions," "Description of Our Share Capital", "Certain Tax Considerations--Taxation of Our Non-U.S. Companies--United States", "--U.S. Taxation of Our U.S. Subsidiaries", "--U.S. Taxation of Holders" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;

                  (x) The Company is not an "investment company", as such term is defined in the Investment Company Act; and

                  (xi) To such counsel's knowledge, the only agreements to which the Company has agreed to register securities are in the Registration Rights Agreement, as described in each of the Pricing Prospectus and the Prospectus.

         Such counsel shall also furnish to you its written opinion that the Registration Statement, as of its effective date, and the Prospectus, as of the date of the Prospectus, and any further amendments and supplements thereto, as applicable, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder. Further, although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, nothing that came to such counsel's attention in the course of its review has caused such counsel to believe (i) that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) that the Pricing Disclosure Package as of the Applicable Time (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), contained an untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Also, nothing that has come to such counsel's attention has caused such counsel to believe, as of such Time of Delivery, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), contains an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel shall state that they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those made under the captions "Regulatory Matters -- United States", "Principal Shareholders," "Certain Relationships and Related Party Transactions," "Description of Our Share Capital", "Certain Tax Considerations--Taxation of Our Non-U.S. Companies--United States", "--U.S. Taxation of Our U.S. Subsidiaries", "--U.S. Taxation of Holders" and "Underwriting" in the Prospectus insofar as they relate to provisions of documents or of United States federal tax law therein described.

         In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction outside the United States.

         (d) Conyers Dill & Pearman, special Bermuda counsel for the Company satisfactory to you, shall have furnished to you their written opinion (a form of such opinion is attached as Annex II(b) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) Each of the Company, Allied World Assurance Company, Ltd ("AWAC") and Allied World Assurance Holdings (Ireland) Ltd. ("AWAH Ireland") (together "the Companies"), is duly incorporated and validly existing as an exempted company with limited liability under the laws of Bermuda in good standing (meaning solely that the relevant company has not failed to make any required filing with any Bermuda governmental authority or to pay any Bermuda government fee or tax which would make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of Bermuda). The Company possesses the capacity to sue and be sued in its own name under the laws of Bermuda;

                  (ii) The Company has the necessary corporate power and authority to execute and file the Registration Statement under the Securities Act, to enter into and perform its obligations under this Agreement and to issue and sell the Shares pursuant to this Agreement. The execution and filing under the Securities Act of the Registration Statement by the Company and the execution and delivery of this Agreement by the Company and the performance by the Company of its obligations thereunder including the issuance and sale of the Shares will not violate the memorandum of association or bye-laws of each of the Company, AWAC and AWAH Ireland, nor any applicable law, regulation, order or decree in Bermuda.

                  (iii) The Company has taken all corporate action required to authorise (i) the execution, delivery and performance of this Agreement and, as applicable, the issuance and transfer of the Shares and (ii) the execution and filing of the Registration Statement with the Commission under the Securities Act. This Agreement has been duly executed and delivered by or on behalf of the Company and constitutes the valid and binding obligations of the Company in accordance with the terms thereof. The Registration Statement has been duly executed by or on behalf of the Company;

                  (iv) Each of the Company, AWAC and AWAH Ireland, has the necessary corporate power and authority and all permits, licences and authorisations required by Bermuda law to conduct its business as described under the caption "Business" in the Prospectus as being conducted by that particular entity and to own, lease and operate its properties as described under the caption "Business" in the Prospectus;

                  (v) No order, consent, approval, licence, authorisation or validation of or exemption by any government or public body or authority of Bermuda or any sub division thereof is required to authorise or is required to be obtained by the Company or the Underwriters to authorise or in connection with (i) the execution and filing of the Registration Statement, (ii) the issue and sale of the Shares by the Company pursuant to this Agreement, or (iii) the execution, delivery, performance and enforcement of this Agreement including the consummation by the Company of the transactions contemplated by this Agreement, except such as have been duly obtained in accordance with Bermuda law and which are in full force and effect;

                  (vi) It is not necessary or desirable to ensure the enforceability in Bermuda of this Agreement that it be registered in any register kept by, or filed with, any governmental authority or regulatory body in Bermuda.

         However, to the extent that this Agreement creates a charge over assets of the Company, it may be desirable to ensure the priority in Bermuda of the charge that it be registered in the Register of Charges in accordance with Section 55 of the Companies Act 1981. On registration, to the extent that Bermuda law governs the priority of a charge, such charge will have priority in Bermuda over any unregistered charges, and over any subsequently registered charges, in respect of the assets which are the subject of the charge. A registration fee of $515 will be payable in respect of the registration.

         While there is no exhaustive definition of a charge under Bermuda law, a charge includes any interest created in property by way of security (including any mortgage, assignment, pledge, lien or hypothecation). As this Agreement is governed by the laws of the State of New York ("Foreign Laws"), the question of whether it creates such an interest in property would be determined under the Foreign Laws;

                  (vii) There are no Bermuda stamp duty, transfer or similar taxes payable in respect of the issue and delivery of the Shares to the Underwriters or any subsequent purchasers pursuant to this Agreement and the Underwriters will not become subject to any income, franchise or other tax imposed by a governmental authority of Bermuda solely by reason of the execution, delivery and performance of this Agreement. This Agreement is not subject to ad valorem stamp duty in Bermuda, and no registration, documentary, recording, transfer or other similar tax, fee or charge by any Bermuda government authority is payable in connection with the execution, delivery, filing, registration or performance of this Agreement;

                  (viii) There is no capital gains, income or other tax of Bermuda imposed by withholding or otherwise on any payment to be made to or by the Company pursuant to this Agreement. Under current Bermuda law there is no Bermuda income tax, withholding tax, capital gains tax, capital transfer tax, estate or inheritance tax, payable by holders of Shares who are not resident in Bermuda (or are deemed not to be resident in Bermuda for Bermuda exchange purposes);

                  (ix) The Underwriters will not be deemed to be resident, domiciled or carrying on business in Bermuda by reason only of the entry into, execution, delivery, performance and/or enforcement of this Agreement. It is not necessary under the laws of Bermuda that the Underwriters be authorized, licensed or qualified to carry on business in Bermuda for the purposes of the entry into, execution, delivery, performance or enforcement of this Agreement;

                  (x) Neither the Company, AWAC nor AWAH Ireland, is entitled to any immunity under the laws of Bermuda, whether characterised as sovereign immunity or otherwise, from any legal proceedings to enforce this Agreement in respect of itself or its property;

                  (xi) Consummation of the transactions contemplated by this Agreement, including but not limited to any actions taken pursuant to the indemnification and contribution provisions set forth therein, will not constitute unlawful financial assistance by the Company under Bermuda law;

                  (xii) Based solely upon a review of the Company BMA letters, the AWAC BMA letters and the AWAH Ireland BMA Letters, the Companies have been designated as non-resident of Bermuda for the purposes of the Bermuda Exchange Control Act 1972 and as such are free to acquire, hold, transfer and sell foreign currency and securities without restriction under such legislation (including the payment of dividends, interests, premiums or additional amounts or other distributions which may be lawfully made by the Companies under the Companies Act 1981 and the Insurance Act 1978);

                  (xiii) The statements contained in the Prospectus under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources--Restrictions and Specific Requirements", "Regulatory Matters--Bermuda", "Description of Our Share Capital", "Certain Tax Considerations--Taxation of Our Companies--Bermuda", "--Bermuda Taxation of

         Holders", "Risk Factors--Risks Related to this Offering and Ownership of Our Common Shares--Our Bye-Laws contain restrictions on ownership, voting and transfers of our common shares" and "--There are regulatory limitations on the ownership and transfer of our common shares" insofar as they purport to describe the provisions of the laws of Bermuda referred to therein, are accurate in all material respects. The statements contained in the Registration Statement, in item 14 ("Part II - Information not required in Prospectus - Indemnification of Directors and Officers"), insofar as they purport to describe the provisions of the laws of Bermuda referred to therein, are accurate in all material respects;

                  (xiv) The choice of the Foreign Laws as the governing law of this Agreement is a valid choice of law and would be recognised and given effect to in any action brought before a court of competent jurisdiction in Bermuda, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of Bermuda. The submission by the Company to the non-exclusive jurisdiction of the New York Courts, the waiver by the Company of any objection related to inconvenient forum and the appointment by the Company of an agent for service of process, in each case pursuant to this Agreement, is valid and binding upon the Company;

                  (xv) The courts of Bermuda would recognise as a valid judgment, a final and conclusive judgment in personam obtained in the New York Courts against the Company based upon this Agreement under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that (a) such courts had proper jurisdiction over the parties subject to such judgment, (b) such courts did not contravene the rules of natural justice of Bermuda, (c) such judgment was not obtained by fraud, (d) the enforcement of the judgment would not be contrary to the public policy of Bermuda, (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of Bermuda and (f) there is due compliance with the correct procedures under the laws of Bermuda;

                  (xvi) There is no income or other tax of Bermuda imposed by withholding or otherwise on any dividend or distribution to be made by
         (i) the Company to the holders of the Common Shares; and (ii) AWAC to the Company as holder of all of the common shares in AWAC. Each of the Companies has received an assurance from the Minister of Finance under the Exempted Undertakings Tax Protection Act 1966 that in the event of there being enacted in Bermuda any legislation imposing tax on profits or income or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance tax, then the imposition of any such tax shall not be applicable to the Companies or any of their operations or their shares, debentures or other obligations until March 28, 2016 (subject to the proviso expressed in such assurance as described in the Prospectus).;

                  (xvii) Based solely upon a review of the AWAC insurance licence and AWAC's memorandum of association, AWAC is duly registered in Bermuda as a class 4 insurer in accordance with the provisions of the Insurance Act 1978;

                  (xviii) Based solely upon a review of the memorandum of association and the bye-laws of the Company and the Register of Members of the Company as at July [ ], 2006:

                           (A) the authorised share capital of the Company
                  established under its memorandum of association is US$10,000,000, divided into 1,000,000,000 shares of par value US$0.01 each;

                           (B) there are issued and outstanding 41,865,019
                  voting common shares and 108,623,581 non-voting common shares of the Company, all of which are duly authorised, validly issued, fully paid and non-assessable and such shares are not subject to any statutory pre-emptive or similar statutory rights of general application under Bermuda law;

                  (xix) Based solely upon a review of the Pricing Committee Minutes, effective immediately prior to first trading on the New York Stock Exchange, the Company's authorised and issued share capital shall be consolidated such that every three common shares of par value US$0.01 each shall be consolidated into one common share of par value US$0.03 each.

                  (xx) When the Shares to be sold by the Company are duly issued and paid for in accordance with this Agreement, such Shares will be duly authorised, validly issued, fully paid and non-assessable and will not be subject to any statutory pre-emptive or similar statutory rights of general application under Bermuda law;

                  (xxi) Based solely upon a review of the memorandum of association and the bye-laws of AWAC and the Register of Members of AWAC as at July [ ], 2006:

                           (A) the authorised share capital of AWAC established
                  under its memorandum of association is US$1,000,000, divided into 1,000,000 common shares of par value US$1.00 each;

                           (B) there are issued and outstanding 1,000,000 common
                  shares (each having a par value of US$1.00) of AWAC, all of which are duly authorised, validly issued, fully-paid and non-assessable; and

                           (C) the Company is the registered holder of the said
                  issued and outstanding common shares of AWAC and there are no other classes of AWAC shares issued and outstanding other than the aforementioned common shares in AWAC;

                  (xxii) Based solely upon a review of the memorandum of association and the bye-laws of AWAH Ireland and the Register of Members of AWAH Ireland as at July [ ], 2006:

                           (A) the authorised share capital of AWAH Ireland
                  established under its memorandum of association is US$12,000, divided into 12,000 common shares of par value US$1.00 each;

                           (B) there are issued and outstanding 12,000 common
                  shares (each having a par value of US$1.00) of AWAH Ireland, all of which are duly authorised, validly issued, fully-paid and non-assessable; and

                           (C) the Company is the registered holder of the said
                  issued and outstanding common shares of AWAH Ireland and there are no other classes of AWAH Ireland shares issued and outstanding other than the aforementioned common shares in AWAH Ireland;

                  (xxiii) The form of the certificate for the Shares complies with the requirements of Bermuda law;

                  (xxiv) Based solely upon a search of the Cause Book of the Supreme Court of Bermuda conducted at [ ] a.m. on July [ ], 2006 (which would not reveal details of proceedings which have been filed but not actually entered in the Cause Book at the time of our search), there are no judgments against the Companies nor any legal or governmental proceedings pending in Bermuda to which the Companies are subject;

                  (xxv) Based solely upon a search of the public records in respect of the Companies maintained at the offices of the Registrar of Companies at [ ] a.m. on July [ ], 2006 (which would not reveal whether a winding-up petition or application to the Court for the appointment of a receiver has been presented) and a search of the Cause Book of the Supreme Court of Bermuda conducted at [ ] a.m. on July [ ], 2006 (which would not reveal details of proceedings which have been filed but not actually entered in the Cause Book at the time of our search), no steps have been taken, or are being taken, in Bermuda for the appointment of a receiver or liquidator to, or for the winding up, dissolution, reconstruction or reorganization of, the Companies;

                  (xxvi) Based solely on a search of the Register of Charges maintained by the Registrar of Companies pursuant to Section 55 of the Companies Act 1981 conducted at [ ] a.m. on July [ ], 2006 (which would not reveal details of matters which have been lodged for registration but not actually registered at the time of our search), there are [no] charges registered on the assets of the Companies;

                  (xxvii) Each of the Underwriters has standing to bring an action or proceedings before the appropriate courts in Bermuda for the enforcement of this Agreement. It is not necessary or advisable in order for any of the Underwriters to enforce their respective rights under this Agreement, including the exercise of remedies thereunder, that it be licensed, qualified or otherwise entitled to carry on business in Bermuda;

                  (xxviii) Subject to the requirement that shares of the Company are listed on the New York Stock Exchange or on another appointed stock exchange (as defined in section 2(1) of the Companies Act 1981), the Company has received permission under the Exchange Control Act 1972 (and the Regulations made thereunder) from the Bermuda Monetary Authority for: (i) the issue and subsequent transfer of the Company's shares, up to the amount of its authorised capital from time to time, to persons resident and non-resident of Bermuda for exchange control purposes; (ii) the issue and subsequent free transferability of options, warrants, depository receipts, rights and other securities of the Company; and (iii) the issue and subsequent free transferability of loan notes and other debt instruments and options, warrants, receipts, rights over loan notes and other debt instruments of the Company to persons resident and non-resident of Bermuda for exchange control purposes;

                  (xxix) The procedure for the service of process on the Company through C.T. Corporation in New York, New York, United States of America, acting as agent for the Company, as set out in section 17 of this Agreement, would be effective, in so far as Bermuda law is concerned, to constitute valid service of the proceedings on the Company;

                  (xxx) Based solely on our review of the bye-laws of the Company and the Company Register, and except as disclosed in the Prospectus under the captions "Certain Relationships and Related Party Transactions", "Description of Our Share Capital", "Management" and "Underwriting", the Company has no (i) outstanding securities or other obligations convertible into or exchangeable or exercisable for shares in the authorised share capital of the Company, or (ii) outstanding rights to subscribe for or purchase, or options for the purchase of, or agreement providing for the issuance (contingent or otherwise) of, or calls, commitments or claims of any character relating to, any shares in the authorised share capital of the Company, or (iii) securities convertible into or exchangeable or exercisable for any shares in the authorised share capital of the Company, or (iv) obligation (in the nature of the existence of a pre-emptive or similar right) to offer the shares in the authorised share capital of the Company any shareholder of the Company prior to the sale of the Shares.

       In giving such opinion, such counsel may state that with respect to all matters of United States federal and New York state law they have relied upon the opinions of United States counsel for the Company delivered pursuant to paragraph (c) of this Section 9.

         (e) Wesley D. Dupont, General Counsel for the Company, shall have furnished to you his written opinion in form and substance satisfactory to you, to the effect set forth in Annex II(c) hereto, dated such Time of Delivery.

         (f) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of

Delivery, Deloitte & Touche shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

         (g) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the capital stock, capital or surplus or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Pricing Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representative so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

         (h) On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or the Company's financial strength or claims paying ability by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or the Company's financial strength or claims paying ability; provided that, any such downgrading, surveillance or review which was publicly announced before the Applicable Time shall be excepted;

         (i) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the Exchange; (iii) a general moratorium on commercial banking activities in New York, London or Bermuda declared by the relevant authorities, or a material disruption in commercial banking or securities settlement or clearance services in the United States, Ireland, the United Kingdom or Bermuda; (iv) a change or development involving a prospective change in United States or Bermuda taxation affecting the Company, the Shares or the transfer thereof (v) the outbreak or escalation of hostilities involving the United States, the United Kingdom or Bermuda or the declaration by the United States, the United Kingdom or Bermuda of a national emergency or war or (vi) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions or currency exchange rates or controls in the United States, the United Kingdom, Bermuda or elsewhere, if the effect of any such event specified in clause (v) or (vi) in the judgment of the Representative makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

         (j) The Shares to be issued and sold by the Company at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the Exchange;

         (k) The Company has obtained and delivered to the Underwriters executed copies of an agreement from each of the Company's directors and executive officers and American International Group, Inc., The Chubb Corporation, the Goldman Sachs Funds (as defined in the

Registration Statement) and Securitas Allied Holdings, Ltd. substantially to the effect set forth in Annex II hereto, in form and substance satisfactory to you;

         (l) The Company shall have complied with the provisions of Section 6(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

         (m) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of its obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (i) of this Section 9, and as to such other matters as you may reasonably request.

         10. The Independent Underwriter hereby consents to the references to it as set forth under the caption "Underwriting" in the Pricing Prospectus and the Prospectus and to the same references in any amendment or supplement thereto made in accordance with Section 6(a) hereof.

         11. (a) The Company will indemnify and hold harmless each Underwriter and the Independent Underwriter against any losses, claims, damages or liabilities to which such Underwriter or the Independent Underwriter, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any "issuer information" filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter or the Independent Underwriter, as the case may be, for any legal or other expenses reasonably incurred by such Underwriter or the Independent Underwriter, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. or through the Independent Underwriter expressly for use therein or constitutes a reference to the Independent Underwriter consented to it pursuant to Section 10 hereof.

         (b) The Company will indemnify and hold harmless the Independent Underwriter, in its capacity as QIU, against any losses, claims, damages or liabilities, joint or several, to which the Independent Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any act or omission to act or any alleged act or omission to act by the Independent Underwriter as QIU in connection with any transaction contemplated by this Agreement or undertaken in preparing for the purchase, sale and delivery of the Shares, except to the extent that any such loss, claim, damage or liability results from the gross negligence or bad faith of the Independent Underwriter in performing the services as QIU, and will reimburse the Independent Underwriter for any legal or other expenses reasonably incurred by the Independent Underwriter in connection with investigating or defending any such loss, claim, damage or liability, or any action in respect thereof as such expenses are incurred.

         (c) The Company will indemnify and hold harmless Citigroup Global Markets Inc., the directors, officers, employees and agents of Citigroup Global Markets Inc. and each person, who controls Citigroup Global Markets Inc. within the meaning of either the Act or the Exchange Act ("Citigroup Entities"), from and against any and all losses, claims, damages and liabilities to which they may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), insofar as such losses, claims damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the prospectus wrapper material prepared by or with the consent of the Company for distribution in foreign jurisdictions in connection with the Directed Share Program attached to the Prospectus, any Preliminary Prospectus or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein, when considered in conjunction with the Prospectus or any applicable preliminary prospectus, not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of the securities which immediately following the effective date of the Registration Statement, were subject to a properly confirmed agreement to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, except that this clause (iii) shall not apply to the extent that such loss, claim, damage or liability is finally judicially determined to have resulted primarily from the gross negligence or willful misconduct of any of the Citigroup Entities.

         (d) Each Underwriter will indemnify and hold harmless the Company and the Independent Underwriter, as the case may be, against any losses, claims, damages or liabilities to which the Company or the Independent Underwriter, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and the Independent Underwriter, as the case may be, for any legal or other expenses reasonably incurred by the Company or the Independent Underwriter, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred.

         (e) The Independent Underwriter will indemnify and hold harmless the Company and each Underwriter, as the case may be, against any losses, claims, damages or liabilities to which the Company or such Underwriter, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by the Independent Underwriter expressly for use therein or constitutes a reference to the Independent Underwriter consented to by it pursuant to Section 10 hereof; and will reimburse the Company, or each Underwriter, as the case may be, for any legal or other expenses reasonably incurred by the Company or each Underwriter, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred.

         (f) Promptly after receipt by an indemnified party under subsection
(a), (b), (c), (d) or (e) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (g) If the indemnification provided for in this Section 11 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b), (d) or (e) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by each party to the Agreement from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (f) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of each party to the Agreement in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Underwriters and the Independent Underwriter shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company, the total underwriting discount and commissions payable to the Underwriters as set forth in the table on the cover page of the Prospectus and the fee payable to the Independent Underwriter pursuant to the first sentence of Section 4(e) hereof, respectively, bear to the sum of the total proceeds from the sale of the Shares (before deducting expenses) in the offering and the fee payable to the Independent Underwriter pursuant to the first sentence of Section 4(e) hereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or either the Underwriters or the Independent Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Underwriters and the Independent Underwriter agree that it would not be just and equitable if contributions pursuant to this subsection (g) were determined by pro rata allocation (even if the Underwriters and the Independent Underwriter were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (g). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (g) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (g), no Underwriter nor the Independent Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public, and the Independent Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by the Underwriters and distributed to the public were offered to the public, exceeds the amount of any damages which such Underwriter or the Independent Underwriter, as the case may be, have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(g) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (h) The obligations of the Company under this Section 11 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter or the Independent Underwriter within the meaning of the Act and each broker dealer affiliate of any Underwriter; and the obligations of the Underwriters under this Section 11 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company, or the Independent Underwriter within the meaning of the Act and the obligations of the Independent Underwriter under this Section 11 shall be in addition to any liability which the Independent Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the

Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company or any Underwriter within the meaning of the Act.

         (i) Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to Section 11(d) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for Citigroup Global Markets Inc., the directors, officers, employees and agents of Citigroup Global Markets Inc., and all persons, if any, who control Citigroup Global Markets Inc. within the meaning of either the Act or the Exchange Act for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program.

         12. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Pricing Prospectus or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement, the Pricing Prospectus or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

         (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you, the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 8 hereof and the indemnity and contribution agreements in
Section 11 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         13. The respective indemnities, agreements, representations, warranties and other statements of the Company, the several Underwriters and the Independent Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter, the Independent Underwriter or any controlling person of any Underwriter, the Independent Underwriter or the Company, or any officer or director or controlling person of the Company and shall survive delivery of and payment for the Shares.

         14. If this Agreement shall be terminated pursuant to Section 12 hereof, the Company shall not then be under any liability to any Underwriter or the Independent Underwriter except as provided in Sections 8 and 11 hereof; but, if any Shares are not delivered by or on behalf of the Company as provided herein for any reason other than solely because of termination of this Agreement pursuant to Section 12 hereof, the Company will reimburse the Underwriters and the Independent Underwriter through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to any Underwriter or the Independent Underwriter in respect of the Shares not so delivered except as provided in the second sentence of
Section 4(e) hereof and Sections 8 and 11 hereof.

         15. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., One New York Plaza, 42nd Floor, New York, New York 10004, Attention:
Registration Department; if to the Independent Underwriter shall be delivered or sent by mail, letter or facsimile transmission to Thomas Weisel Partners LLC, One Montgomery Street, Suite 3700, San Francisco, CA 94104; and if to the Company, or to any signatory to an agreement pursuant to Section 9(k) hereof, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention:
Secretary; provided, however, that any notice to an Underwriter pursuant to
Section 11(f) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request; provided, however, that notices under subsection 6(e) shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you or the Representative at Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Control Room. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         16. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Independent Underwriter and the Company and, to the extent provided in Sections 11 and 13 hereof, the officers and directors of the Company and each person who controls the Company, the Independent Underwriter or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         17. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding against the Company brought by any Underwriter, the Independent Underwriter or by any person who controls any Underwriter or the Independent Underwriter within the meaning of either Section 15 of the Act or
Section 20 of the Exchange Act (a "Control Person") arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York Court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding, (iii) waives, to the fullest extent it may effectively do so, any objection based on the absence of a necessary or indispensable party in any such proceeding, and (iv) submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company irrevocably waives any immunity to jurisdiction to which they may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against them arising out of or based on this Agreement or the transactions contemplated hereby which is instituted in any New York Court or in any foreign court. To the fullest extent permitted by law, the Company hereby waives any objection to the enforcement by any competent foreign court of any judgment validly obtained in any such proceeding. The Company designates and appoints CT Corporation, New York, New York, as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any Control Person, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

         The provisions of this Section 17 shall survive any termination of this Agreement, in whole or in part.

         18. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company will indemnify each Underwriter and the Independent Underwriter against any loss incurred by such Underwriter and the Independent Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter and the Independent Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter and the Independent Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

         19. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         20. The Company acknowledges and agrees that (i) the purchase and sale of the Shares by it pursuant to this Agreement is an arm's-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Underwriters or the Independent Underwriter, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

         21. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

         22. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         23. The Company and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         24. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         25. Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, "tax structure" is limited to any facts that may be relevant to that treatment.

If the foregoing is in accordance with your understanding, please sign and return to us 7 counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters and the Independent Underwriter, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Independent Underwriter, the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.



                                    Very truly yours,

                                    ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD

                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


Accepted as of the date hereof at New York, New York.

GOLDMAN, SACHS & CO.

By:
    ----------------------------------------------------
                   (Goldman, Sachs & Co.)


          On behalf of each of the Underwriters

THOMAS WEISEL PARTNERS LLC

By:
    ----------------------------------------------------
    Name:
    Title:

                                   SCHEDULE I


                                                                                               NUMBER OF OPTIONAL
                                                                                                  SHARES TO BE
                                                                         TOTAL NUMBER OF          PURCHASED IF
                                                                           FIRM SHARES           MAXIMUM OPTION
                            UNDERWRITER                                  TO BE PURCHASED            EXERCISED
                            -----------                                  ---------------       ------------------
Goldman, Sachs & Co.............................................
Citigroup Global Markets Inc....................................
J.P. Morgan Securities Inc......................................
Thomas Weisel Partners LLC......................................
Banc of America Securities LLC..................................
Credit Suisse Securities (USA) LLC..............................
Fox-Pitt, Kelton Incorporated...................................
Lehman Brothers Inc.............................................
Wachovia Capital Markets, LLC...................................
ABN AMRO Rothschild LLC.........................................
Calyon Securities (USA) Inc.....................................
Dowling & Partners Securities, LLC..............................
HSBC Securities (USA) Inc.......................................
Keefe, Bruyette & Woods, Inc....................................
The Williams Capital Group, L.P.................................
                                                                       ------------------       -----------------
              Total.............................................                8,800,000               1,320,000
                                                                       ==================       =================

                                 SCHEDULE II (A)

Materials other than the Pricing Prospectus that comprise the Pricing Disclosure
Package:

                                 SCHEDULE II (B)


Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package:

                                                                         ANNEX I

                           FORM OF COMFORT LETTER(1)



         Pursuant to Section 9(g) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                  (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                  (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

                  (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                  (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the four most recent fiscal years included in the Prospectus agrees with the corresponding amounts in the audited consolidated financial statements for such four fiscal years;

                  (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform

----------

(1) The comfort letter to be delivered on the date of the Underwriting Agreement shall refer to the Pricing Prospectus in lieu of the Prospectus.

         in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

                  (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) (i) the unaudited consolidated statements of
                  income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                           (B) any other unaudited income statement data and
                  balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                           (C) the unaudited financial statements which were not
                  included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in clause
                  (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                           (D) any unaudited pro forma consolidated condensed
                  financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                           (E) as of a specified date not more than five days
                  prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or the capital or surplus or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or shareholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (F) for the period from the date of the latest
                  financial statements included in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (vii) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                                                        ANNEX II

                                LOCK-UP AGREEMENT


                  ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD

                                                                  July ___, 2006



Goldman, Sachs & Co.
   As Representative of the several Underwriters
     named in Schedule I to the Underwriting Agreement,
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY  10004

         Re:      Allied World Assurance Company Holdings, Ltd -- Lock-Up
                  Agreement

Ladies and Gentlemen:

         The undersigned understands that you, as representative (the "Representative"), propose to enter into an underwriting agreement (the "Underwriting Agreement") on behalf of the several Underwriters named in
Schedule I to such agreement (collectively, the "Underwriters"), with Allied World Assurance Company Holdings, Ltd, a Bermuda company (the "Company"), providing for a public offering of common shares, par value $0.03 per share (the "Common Shares"), of the Company pursuant to a Registration Statement on Form S-1, as amended, filed with the Securities and Exchange Commission (the "SEC"). Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Underwriting Agreement.

         In consideration of the agreement by the Underwriters to offer and sell the Shares, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, without the prior written consent of Goldman, Sachs & Co., during the period specified in the following paragraph (the "Lock-Up Period"), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any Common Shares of the Company, or any options or warrants to purchase any Common Shares of the Company, or any securities convertible into, exchangeable for or that represent the right to receive Common Shares of the Company, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the "Undersigned's Shares"). The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned's Shares even if such shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned's Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such shares.

         The initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue for 180 days after the public offering date set forth on the final prospectus used to sell the Common Shares (the "Public Offering Date") pursuant to the Underwriting Agreement; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless Goldman, Sachs & Co. waives, in writing, such extension.

         The undersigned hereby acknowledges that the Company has agreed in the Underwriting Agreement to provide written notice of any event that would result in an extension of the Lock-Up Period pursuant to the previous paragraph to the undersigned (in accordance with Section 15 of the Underwriting Agreement) and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to the previous paragraph) has expired.

         Notwithstanding the foregoing, (1) the undersigned may transfer the Undersigned's Shares (a) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (b) as a distribution to limited partners or stockholders of the undersigned, provided that the limited partners or stockholders, as the case may be, agree to be bound in writing by the restrictions set forth herein, (c) to the undersigned's affiliates or to any investment fund or other entity controlled or managed by the undersigned, provided that the affiliates or investment funds or other entities controlled or managed by the undersigned, as the case may be, agree to be bound in writing by the restrictions set forth herein, or (d) to members of its immediate family, or to any trust for the direct or indirect benefit of the undersigned or one or more of its immediate family members, provided that such immediate family members (or trustee in the case of a trust) agree to be bound in writing by the restrictions set forth herein; (2) the undersigned may exercise securities convertible into Common Shares, it being understood that any Common Shares acquired by the undersigned in connection with such exercise or conversion shall be subject to this Lock-Up Agreement; and (3) the undersigned may sell Common Shares purchased by the undersigned on the open market following the public offering described herein; provided that, in the case of any transfer or distribution pursuant to clauses
(1), (2) or (3) above, no filing by the undersigned or any other party (donor, donee, transferor or transferee) under Section 16(a) of the Securities Exchange Act of 1934 shall be required, or shall voluntarily be made, in connection with such transfer or distribution (other than (i) a filing under Section 16(a) of the Securities Exchange Act of 1934 which reports solely one or more acquisitions of the Company's securities, or (ii) a filing on Form 5 made after the expiration of the restricted period described in the foregoing paragraphs). For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption. The undersigned now has, and, except as contemplated by clause (1), (2) or (3) above, for the duration of this Lock-Up Agreement will have, good and valid title to the Undersigned's Shares, free and clear of all liens, encumbrances, and claims, except for any liens, encumbrances or claims that have been created by the Underwriters.

         In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

         Notwithstanding anything contained herein to the contrary, to the extent that (i) at any time subsequent to the execution of this Lock-Up Agreement the Undersigned is not required to make any filings under Section 16 or Sections 13(d) or (g) of the Securities Exchange Act of 1934 with respect to any Common Shares, and (ii) the Undersigned has entered into or will enter into an agreement similar to this Lock-Up Agreement (a) in connection with a bona fide issuer directed share program relating to the underwritten public offering of Common Shares (a "DSP Program") with respect to any Common Shares to be purchased in such DSP Program (the "DSP Shares") and (b) with any member of the underwriting syndicate or any affiliate of such member who is acting as administrator of such DSP Program, the terms of such other similar lock-up agreement and not of this Lock-Up Agreement shall govern the Undersigned's rights with respect to such DSP Shares.

           [FOR GOLDMAN SACHS FUNDS LOCK-UP AGREEMENT] [Notwithstanding anything herein to the contrary, Goldman, Sachs & Co. and its affiliates (other than the Undersigned) may engage in brokerage, investment advisory, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage, principal investing and other similar activities conducted in the ordinary course of their or their affiliates' business.]

         The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns, provided that this Lock-Up Agreement will terminate and be null and void if the public offering date does not occur within 60 days of the date hereof, or if the Underwriting Agreement (other than the provisions that survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Shares to be sold thereunder.

         This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.


                                         Very truly yours,



                                         --------------------------------------
                                         Exact Name


                                         --------------------------------------
                                         Authorized Signature


                                         --------------------------------------
                                         Title

                                                                     ANNEX II(a)

                 Form of Opinion of Willkie Farr & Gallagher LLP

                                                                     ANNEX II(b)

                    Form of Opinion of Conyers Dill & Pearman

                                                                     ANNEX II(c)



                       Form of Opinion of Wesley D. Dupont